Effective immediately, the third paragraph in the sub-section entitled “Principal Investment Strategies” under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS focuses on investing the fund's assets in the stocks of companies it believes are undervalued compared to their intrinsic value (value companies). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

Effective May 29, 2015, the following is added after the second paragraph in the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading "Summary of Key Information," after the first paragraph under the main heading “Description of Share Classes,” and after the third paragraph under the subsection “How to Purchase Shares” under the main heading “How to Purchase, Redeem, and Exchange Shares”:

Effective at the close of business on May 29, 2015 (the "Closing Date"), the fund will be closed to new investors subject to certain exceptions.  Shareholders of the fund as of the Closing Date can continue to make additional purchases and reinvest distributions in the fund in any account open as of the Closing Date.  Shareholders of the fund as of the Closing Date may also: 1) exercise their one-time Reinstatement Privilege to reinvest in shares of the fund within 90 days of a redemption of fund shares, and 2) transfer some or all of the shares in their account to another account and such account will be treated as having been open as of the Closing Date.

In addition, shares of the fund may continue to be purchased by the following investors:

1)
Purchases by retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) on the Closing Date (Retirement plans that are authorized to purchase shares of the fund prior to the Closing Date will have until August 1, 2015, to offer the fund as an investment option); and

2)
Purchases by qualified tuition programs established under section 529 of the Internal Revenue Code of 1986, as amended,  if the fund was offered as an investment option by such program on the Closing Date; and

3)
Purchases through accounts for which investment decisions are controlled by a financial intermediary's home office discretionary model portfolios that included the fund as of the Closing Date where such accounts are maintained by the fund on an omnibus level (Approved and recommended fund lists are not included within this exception).

The fund reserves the right to make additional exceptions, modify or limit the above exceptions, or re-open the fund at any time without prior notice.

Financial intermediaries are responsible for enforcing these restrictions with respect to their investors.  MFS's ability to monitor financial intermediaries' enforcement of these restrictions is limited by operational systems and the cooperation of financial intermediaries.  In addition, with respect to omnibus accounts, MFS's ability to monitor is also limited by a lack of information with respect to the underlying shareholder accounts.

Effective immediately, the third paragraph in the sub-section entitled “Principal Investment Strategies” under the main heading "Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their intrinsic value (value companies). MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace, e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

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